Statutory Reserves and Restricted Net Assets	12 Months Ended
Dec. 31, 2022
Statutory Reserves and Restricted Net Assets [Abstract]
Statutory Reserves and Restricted Net Assets

Note 15 – Statutory reserves and restricted net assets

As a result of the PRC laws and regulations and the requirement that distributions by PRC entities can only be paid out of distributable profits computed in accordance with PRC GAAP, the PRC entities are restricted from transferring a portion of their net assets to the Company. Amounts restricted include paid-in capital, additional paid-in capital, and the statutory reserves of the Company’s PRC subsidiaries.

	As of December 31	As of December 31,
	2022	2021
PRC entities
Paid-in capital	$83,872,972	$75,273,694
Additional paid-in capital	93,759,405	97,807,839
Statutory reserves	10,848,816	11,317,257
Total restricted net assets	$188,481,193	$184,398,790

As of December 31, 2022 and 2021, total restricted net assets were $188,481,193 and $184,398,790, respectively.